Derivative Liability (FY)	4 Months Ended	6 Months Ended
	Dec. 31, 2018	Jun. 30, 2019
Derivative Liability [Abstract]
Derivative Liability

Note 8 – Derivative Liability

The Company entered into convertible note agreements containing beneficial conversion features.  One of the features is a ratchet reset provision which allows the note holders to reduce the conversion price should the Company issue equity with an effective price per share that is lower than the stated conversion price in the note agreement (see note 9). The Company accounts for the fair value of the conversion feature in accordance with ASC 815, Accounting for Derivatives and Hedging and EITF 07-05, the embedded derivatives should be bundled and valued as a single, compound embedded derivative, bifurcate treated as a derivative liability. The Company is required to carry the embedded derivative on its balance sheet at fair value and account for any unrealized change in fair value as a component in its results of operations.

The Company recognized that the conversion feature embedded within its convertible debts is a financial derivative. GAAP required that the Company’s embedded conversion option be accounted for at fair value.

During the period ended December 31, 2018, the Company sold 1,400,000 shares of common stock and 700,000 two-year warrants to purchase one share of common stock at a price of $3.90 per share for total proceeds of $2,607,099, net of issuance costs. The warrant holders have an option to settle in cash in the event of a change of control of the Company. The Company considers these warrants a derivative liability, and calculated the fair value of this liability utilizing a Lattice Model that values the warrant based upon a probability weighted discounted cash flow model.

The following schedule shows the change in fair value of the derivative liabilities for the period ended December 31, 2018, August 31, 2018 and August 31, 2017:

Derivative
Liability
Liabilities Measured at Fair Value

Balance as of August 31, 2016	$254,952

Issuances	685,139

Redemptions / conversions	(1,015,757)

Revaluation loss	388,544

Balance as of August 31, 2017	$312,878

Issuances	1,565,487

Redemptions / conversions	(1,207,308)

Reclass from sale of discontinued operations	1,601,007

Revaluation loss	45,348

Balance as of August 31, 2018	$2,317,412

Issuances	6,244,548

Redemptions / conversions	-

Revaluation loss	1,135,345

Balance as of December 31, 2018	$7,379,893

Derivative liabilities incurred during the period ended August 31, 2018 were valued based upon the following assumptions and key inputs:

	August 31,	August
Assumption	2018	2017
Expected dividends:	0%	0%
Expected volatility:	121.1-246.8%	37.8-276.9%
Expected term (years):	0.21-1.00 years	0.04-0.50 years
Risk free interest rate:	0.97-2.08. %	0.26-0.98%
Stock price	$0.35-1.11	$0.51-1.97

Derivative liabilities incurred during the period ended December 31, 2018 were valued based upon the following assumptions and key inputs:

- The quoted stock price ranged from of $6.76 to $11.18 and would fluctuate with the Company's historic volatility.

- The projected volatility curve from an annualized analysis for each valuation period was based on the historical volatility of the Company and the term remaining for each Warrant – the volatility ranged from 198.1-207.8%.

- The full reset events projected to occur based on future financing events on March 31, 2019 and December 31, 2019 resulting in a potential reset exercise price.

- Adjustments to warrant exercise prices have not occurred to date due to reset events.

- A fundamental transaction was projected to potentially occur on 4/30/19 or 12/31/19. The likelihood of such an event was estimated at 85% for the 4/30/19 event as of December/January 2019 increasing to 95% by 12/31/18. The 12/31/19 event was estimated at 50% for all dates.

- The option to force early exercise was estimated at 0% since it was unlikely that the Company would meet the registration and trading volume requirements necessary to trigger the option.

Note 8 – Warrant Derivative Liability

On December 12, 2018, the Company closed a private placement offering (the “December Offering”) of 1,425,641 units (the “Units”), each unit consisting of (i) one share of the Company’s Common Stock and (ii) a warrant to purchase one half of a share of Common Stock. The Units were offered at a fixed price of $1.95 per Unit for gross proceeds of $2.8 million. Costs associated with the December Offering were $0.1 million, and net proceeds were $2.7 million. $2.6 million of the net proceeds were received by the Company during the period ended December 31, 2018 for the sale of 1,400,000 common shares, and $0.1 million of the net proceeds were received on January 8, 2019 for the sale of 25,641 common shares. The warrants are exercisable over a two-year period at the initial exercise price of $3.90 per share. The warrant holders have an option to settle in cash in the event of a change of control of the Company. The Company considers these warrants a derivative liability and calculated the fair value of this liability utilizing a Lattice Model that values the warrant based upon a probability weighted discounted cash flow model.

At May 6, 2019, the derivative liability was recorded at fair value as part of the purchase price of Better Choice Company by TruPet.

The following schedule shows the change in fair value of the derivative liabilities for the period from May 6, 2019 through June 30, 2019.

Dollars in thousands	Warrant Liability
Assumption of warrants pursuant to May 6, 2019 acquisition of Better Choice Company	$2,110
Change in fair value of derivative liability	193
Balance as of June 30, 2019	$2,304

	May 6, 2019	June 30, 2019
Warrant Liability
Stock Price	$6.00	$6.35
Exercise Price	$3.90	$3.90
Remaining term (in years)	1.60 – 1.68	1.45 – 1.53
Volatility	64%	65%
Risk-free interest rate	2.39%	1.98%

The warrants feature provisions to reset the exercise price in the event of certain fundamental transactions. Such a transaction is considered a likelihood of 50% for December 31, 2019.

Additionally, the warrants feature provisions to force an early exercise in the event of the Company’s stock trading above a certain threshold for a specified period.  The Company considers the likelihood of meeting these conditions to be zero.

If all shares were redeemed at June 30, 2019, the Company would be required to pay $2.3 million if all warrants were settled in cash as a result of a fundamental transaction or issue 712,823 shares if all warrants were settled in shares.